TD WATERHOUSE FAMILY OF FUNDS, INC.

Money Market Portfolio

U.S. Government Portfolio

Municipal Portfolio

California Municipal Money Market Portfolio

New York Municipal Money Market Portfolio

Supplement dated October 29, 2003

to the Prospectus dated December 26, 2002

The disclosure found under the heading “How to Buy and Sell Shares” beginning on page 11 is supplemented with the following:

Effective as of October 29, 2003, TD Waterhouse has changed the sweep options available to its customers.  If you previously selected a Portfolio for automatic sweep, the continued use of the Portfolio for this purpose may be restricted or unavailable after January 7, 2004.  Please call (800) 934-4448 if you have any questions.  Even if you may no longer use the Portfolio for automatic sweep, you may make a direct purchase of shares in accordance with the Prospectus.